                                                                   EXHIBIT 10.05

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      KNOW ALL MEN BY THESE PRESENTS, that the Sellers (the "Assignors" hereunder), pursuant to the terms of that certain Asset Purchase Agreement, dated July 6, 1998, by and among the Sellers and Purchaser, as amended by the Order of the Bankruptcy Court dated August 24, 1998 and by an Amendment dated as of August 24, 1998 (the "Agreement"), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration from G+G Retail, Inc., a Delaware corporation ("Assignee"), the receipt and sufficiency of which are hereby acknowledged by Assignors, do hereby assign, transfer, sell and convey unto Assignee, its successors and assigns, all of Assignors' right, title and interest in, to and under the Assigned Contracts described on Exhibit A attached hereto and incorporated herein by reference, together with all renewal options, if any, options to purchase and all other rights privileges and benefits belonging to or held by Assignors under the Assigned Contracts.

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever, subject, however, to all terms, conditions and provisions in the Assigned Contracts.

      In consideration for the foregoing assignment, Assignee hereby accepts the foregoing assignment and agrees to assume, perform and be bound by all of the duties, obligations and liabilities of Assignors under the Assigned Contracts arising on and after the date hereof.

      Assignors further agree to execute and deliver to Assignee such further instruments of transfer and assignment as Assignee may from time to time reasonably request in order to transfer and assign to and vest in Assignee all of the rights, privileges and property hereby transferred and assigned or intended so to be.

      Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed to be effective as of the 28th day of August, 1998.

                                   G & G SHOPS, INC.


                                   By: /s/ Gerald M. Chaney
                                       -----------------------------------
                                       Name:   Gerald M. Chaney
                                       Title:  Executive Vice President, Chief
                                               Administrative Officer and
                                               Chief Financial Officer

                                   PSL, INC.


                                   By: /s/ Gerald M. Chaney
                                       -----------------------------------
                                       Name:   Gerald M. Chaney
                                       Title:  Executive Vice President, Chief
                                               Administrative Officer and
                                               Chief Financial Officer

                            78 Nassau Street Corp.

                        458 Seventh Avenue Corporation

                           G & G Island Corporation

                         G & G Shops of Brooklyn, Inc.

                         G & G Shops of Maryland, Inc.

                        G & G Shops of Mid-Island Corp.

                          G & G Shops of Nanuet, Inc.

                       G & G Shops of New England, Inc.

                         G & G Shops of New York, Inc.

                      G & G Shops of North Carolina, Inc.

                       G & G Shops of Pennsylvania, Inc.

                        G & G Shops of Woodbridge, Inc.

                           Sco-Jef Mercantile Corp.


                        By: /s/ Gerald M. Chaney
                            -----------------------------------
                            Name:   Gerald M. Chaney
                            Title:  Executive Vice President, Chief
                                    Administrative Officer and Chief
                                    Financial Officer

                           157 De Diego Corporation

                            61 Dr. Veve Corporation

                          Caribe Apparel Corporation

                          Christina El Senorial Corp.

                             Cumbres Apparel Corp.

                             Dayson's Cupey Corp.

                            Dayson's of Ponce, Inc.

                            El Canton Apparel Corp.

                              Franklin 198 Corp.

                              Franklin 203 Corp.

                              Franklin 203 Corp.

                              Franklin 221 Corp.

                              Franklin 253 Corp.

                            Marianne Estrella Corp.

                              Noya Carolina Corp.

                             N. Calimano MPA Corp.

                           Progresso-Corchado Corp.

                      Rave Apparel of Bayamon Corporation

                      Rave Apparel Corporation of Humacao

                             Whitney Stores, Inc.


                        By: /s/ Gerald M. Chaney
                            ----------------------------------------
                            Name:   Gerald M. Chaney
                            Title:  Executive Vice President, Chief
                                    Administrative Officer and Chief
                                    Financial Officer

                                G+G RETAIL, INC.


                                        By: /s/ Jonathan Berger
                                            -----------------------------
                                            Name: Jonathan Berger
                                            Title: Vice President

                                                                       Exhibit A

                                    Leases

-----------------------------------------------------------------------------------------------------------
   Store              Mall                     City         State                   Seller
-----------------------------------------------------------------------------------------------------------
    Home
   Office       520 Eighth Avenue           New York         NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
 Warehouse     8501 West Side Avenue       North Bergen      NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5001              Gallery I             Philadelphia      PA          G & G Shops of Pennsylvania, Inc.
-----------------------------------------------------------------------------------------------------------
   5003             Gallery II             Philadelphia      PA          G & G Shops of Pennsylvania, Inc.
-----------------------------------------------------------------------------------------------------------
   5006         Chapel Square Mall           New Haven       CT           G & G Shops of New England, Inc.
-----------------------------------------------------------------------------------------------------------
   5007           Manhattan Mall           New York City     NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5008          Greens Acres Mall         Valley Stream     NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5009            Pyramid mall               Ithaca         NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5010             Nanuet mall               Nanuet         NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5012             Kings Plaza              Brooklyn        NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5014       Roosevelt Field Center        Garden City      NY           G & G Shops of Mid Island, Inc.
-----------------------------------------------------------------------------------------------------------
   5015           The Source #J04            Westbury        NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5016            Broadway Mall            Hicksville       NY           G & G Shops of Mid Island, Inc.
-----------------------------------------------------------------------------------------------------------
   5017          Willowbrook Mall              Wayne         NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5018         Rockaway Town Mall           Rockaway        NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5019           Menlo Park Mall             Edison         NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5021            Echelon Mall              Voorhees        NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5022           Gwinnett Place              Duluth         GA         G & G Shops of North Carolina, Inc.
-----------------------------------------------------------------------------------------------------------
   5023          Freehold Raceway            Freehold        NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5025           Walden Galleria             Buffalo        NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5026          Mall at Hamilton           Mayslanding      NJ           G & G Shops of Woodbridge, Inc.
-----------------------------------------------------------------------------------------------------------
   5027           Southshore Mall            Bay Shore       NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5028          Smith Haven Mall           Lakegrove        NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5029            Oakdale Mall            Johnson City      NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5030         Staten Island Mall         Staten Island     NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------
   5031            Sunrise Mall             Masssapequa      NY                  G & G Shops, Inc.
-----------------------------------------------------------------------------------------------------------

                                    Leases

----------------------------------------------------------------------------------------------------------
  Store              Mall                     City         State                   Seller
----------------------------------------------------------------------------------------------------------
   5032        Paramus Park Mall               Paramus      NJ           G & G Shops of Woodbridge, Inc.
----------------------------------------------------------------------------------------------------------
   5033         Greenbriar Mall                Atlanta      GA           G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5034      Huntington Square Mall        East Northport   NY                 G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5035         Monmouth S.C.                 Eatontown     NJ           G & G Shops of Woodbridge, Inc.
----------------------------------------------------------------------------------------------------------
   5036         Queens Center                 Elmhurst      NY                 G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5037        Rockingham Park                  Salem       NH                 G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5040       Tampa Bayy Center                 Tampa       FL          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5041        Orange Park Mall              Orange Park    FL          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5042         University Mall               Pensacola     FL          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5043         Berkshire Mall              Lanesborough    MA                 G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5044          Macon Mall                     Macon       GA          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5045         Peach Tree Mall               Columbus      GA          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5046       1627-21 Opelika Road             Auburn       AL          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5047        Bay Harbor Mall                Lawrence      NY                G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5048          Albany Mall                   Albany       GA          G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5049         Woodbridge I                 Woodbridge     NJ           G & G Shops of Woodbridge, Inc.
----------------------------------------------------------------------------------------------------------
   5050         Main Place Mall                Buffalo      NY                G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5051         Boulevard Mall                 Amherst      NY                G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5052        Summitt Park Mall            Niagara Falls   NY                G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5053       Frederick Town Mall             Frederick     MD            G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5056        Forest Village Park           Forestville    MD            G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5057          Valley Mall                 Hagerstown     MD            G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5058        Ocean County mall             Toms River     NJ            G & G Shops of Woodbridge, Inc.
----------------------------------------------------------------------------------------------------------
   5059         Parmatown S.C.                  Parma       OH                G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------

                                    Leases

----------------------------------------------------------------------------------------------------------
  Store            Mall                          City            State              Seller
----------------------------------------------------------------------------------------------------------
   5060         Galleria Mall                 White Plains        NY            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5061         Mondawin Mall                   Baltimore         MD        G & G Shops of Maryland, Inc.
-------------------------------------------------------------------------------------------------------------
   5062       Assembly Square                  Somerville         MA            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5064       Liberty Tree Mall                  Canvers          MA            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5065        Broward Mall                    Plantation         FL      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5066        Whitman Plaza                  Philadelphia        PA      G & G Shops of Pennsylvania. Inc.
-------------------------------------------------------------------------------------------------------------
   5067        Georgia Square                    Athens           GA      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5071     Trumbell Shopping Park              Trumbell          CT      G & G Shops of New England, Inc.
-------------------------------------------------------------------------------------------------------------
   5073        Eastland Mall                    Charlotte         NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5074       Monroeville Mall                 Monroeville        PA      G & G Shops of Pennsylvania, Inc.
-------------------------------------------------------------------------------------------------------------
   5075     Seminole Town Center                 Sanford          FL      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5080       Oak Hollow Mall                   Highpoint         NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5082      Arsenal Market Place               Watertown         MA            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5084       Twin River Mall                    Newbern          NC           Whitney Stores, Inc.
-------------------------------------------------------------------------------------------------------------
   5085      Crabtree Valley Mall                Raleigh          NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5088      Clear Meadow Mall                 East Meadow        NY            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5089         Hanes Mall                    Winston Salem       NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5092       Ohio Valley mall              Saint Clairsville     OH              G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5097         Four Seasons                   Greensboro         NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5102       Greece Town Mall                  Rochester         NY            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5103       South Square Mall                  Durham           NC      G & G Shops of North Carolina, Inc.
-------------------------------------------------------------------------------------------------------------
   5105        Southlake Mall                 Merrillville        IN            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5106       Great Lakes Mall                   Mentor           OH            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------
   5112       Randall Park Mall               North Randall       OH            G & G Shops, Inc.
-------------------------------------------------------------------------------------------------------------

                                    Leases

------------------------------------------------------------------------------------------------------------
    Store            Mall                      City        State                Seller
------------------------------------------------------------------------------------------------------------
   5115          Auburn Mall                  Auburn        ME             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5116       Tell Twelve Center            Southfield      MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5117         Bell Promenade                Marrero       LA       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5118         Westalnd Mall                Westland       MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5119       Fairlane Town Center           Dearborn       MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5120        Southland Center               Taylor        MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5121         Oakland Mall                   Troy         MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5122          Estland S.C.              Harper Woods     MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5123       Twelve Oaks Center               Novi         MI             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5125        Western Hill Mall             Fairfield      AL       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5126         East Town Mall               Knoxville      TN       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5127         Madison Square              Huntsville      AL       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5128        South Dekalb Mall              Decatur       GA       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5129        Meadowbrook Mall             Bridgeport      WV      G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5130         Kentuck Oaks                  Paducah       KY             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5132        Northgate Mall                Lafayette      LA        G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5134        Eastwood Mall                   Niles        OH             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------
   5136        Rooselvelt Mall             Philadelphia     PA        G & G Shops of Pennsylvania, Inc.
------------------------------------------------------------------------------------------------------------
   5137       Raleigh Springs Mall            Memphis       TN        G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5138        Park City Center              Lancaster      PA         G & G Shops of Pennsylvania, Inc.
------------------------------------------------------------------------------------------------------------
   5140         Aventura Mall                  Miami        FL       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5141       Coral Square Mall            Coral Springs    FL       G & G Shops of North Carolina, Inc.
------------------------------------------------------------------------------------------------------------
   5145         Cherry Hill II              Cherry Hill     NJ        G & G Shops of Woodbridge, Inc.
------------------------------------------------------------------------------------------------------------
   5149         Yorktown Mall                 Lombard       IL             G & G Shops, Inc.
------------------------------------------------------------------------------------------------------------

                                     Leases

----------------------------------------------------------------------------------------------------------
  Store              Mall                  City           State                Seller
----------------------------------------------------------------------------------------------------------
   5150         Reistertown Plaza        Baltimore         MD         G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5151          Southland Mall           Memphis          TN       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5152         Glenbrook Square        Fort Wayne         IN             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5153           Laurel Center           Laurel           MD         G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5154            Salem Mall             Dayton           OH             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5155            Midway Mall            Elyria           OH             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5157         Lafayette Square       Indianapolis        IN             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5158           Enfield Mall            Enfield          CT       G & G Shops of New England, Inc.
----------------------------------------------------------------------------------------------------------
   5159          Gulfview Square        Port Richey        FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5161       Prince Georges Place      Hyattsville        MD         G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5162           Oakwood Plaza          Hollywood         FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5163          Cloverleaf Mall         Richmond          VA       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5165         Cutler Ridge Mall          Miami           FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5166           Gadsden Mall            Gadsden          AL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5169          East Point Mall         Baltimore         MD          G & G Shops of Maryland, Inc.
----------------------------------------------------------------------------------------------------------
   5170         Tallahassee Mall        Tallahassee        FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5171           Hanover Mall            Hanover          MA             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5173           Midtown Plaza          Rochester         NY             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5175       Brandon Towne Center        Brandon          FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5176        Southern Park Mall       Youngstown         OH             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5177        Miami International         Miami           FL       G & G Shops of North Carolina, Inc.
----------------------------------------------------------------------------------------------------------
   5181           Eastern Hill         Williamsville       NY             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------
   5182           The Brickyard           Chicago          IL             G & G Shops, Inc.
----------------------------------------------------------------------------------------------------------

                                    Leases

--------------------------------------------------------------------------------------------------------------
    Store            Mall                       City          State                  Seller
--------------------------------------------------------------------------------------------------------------
   5183         Universal City                 Warren           MI              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5184         Springdale Mall                Mobile           AL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5185       Altamonte Mall Space        Altamonte Springs     FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5187         Valley View Mall               Roanoke          VA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5189       North Riverside Mall         North Riverside      IL              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5190          Lincoln Mall                 Matteson          IL              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5191         Hickory Hollow                 Atioch           TN       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5192         Kendall Mall Bay                Miami           FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5193           Belair Mall                  Mobile           AL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5195        North Shore Square              Slidell          LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5198        Wonderland Mall                 Livonia          MI              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5199          Macomb Mall                  Roseville         MI              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5203       Towne Center at Cobb            Kennesaw          GA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5205         Esplanade Mall                 Kenner           LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5206         Connecticut Post               Milford          CT       G & G Shops of New England, Inc.
--------------------------------------------------------------------------------------------------------------
   5207         Bald Hill Plaza                Warwick          RI              G & G  Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5208         Indian River Mall            Vero Beach         FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5209          Florida Mall                  Orlando          FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5211          Millcreek Mall                 Erie            PA        G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
   5212         Eagle Ridge Mall             Lake Wales         FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5214          Dedham Mall                   Dedham           MA              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5215          Greetree Mall               Clarksville        IN              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5217         Pecanland Mall                 Monroe           LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5218         Boynton Beach                  Boynton          FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------

                                    Leases

--------------------------------------------------------------------------------------------------------------
    Store            Mall                    City          State                 Seller
--------------------------------------------------------------------------------------------------------------
   5219             Dayton Mall             Dayton          OH             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5220            Volusia Mall             Daytona         FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5221            Concord Mall           Wilmington        DE             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5222           Briarcliff Mall        Myrtle Beach       SC       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5227            Lansing Mall             Lansing         MI             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5228           Coastland Mall            Naples          FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5232           Eastfield Mall          Springfield       MA             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5234           Salisbury Mall           Salisbury        NC       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5235           Southland Mall             Houma          LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5236            Lincoln Mall             London          RI             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5237            Westland Mall            Hialeah         FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5239          Courtland Center           Burton          MI             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5240          Wiregrass Commons          Houston         AL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5241            Pheasant Lane            Nashau          NH             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5242          Alexandria Mall          Alexandria        LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5244           Ford City Mall            Chicago         IL             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5245          Mall at Millcreek         Secaucus         NJ        G & G Shops of Woodbridge, Inc.
--------------------------------------------------------------------------------------------------------------
   5247          Danbury Fair Mall         Danburry         CT        G & G Shops of New England, Inc.
--------------------------------------------------------------------------------------------------------------
   5249          Chapel Hill Mall            Akron          OH             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5252            Northlake Mall           Tucker          GA        G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5253        Searstown Shop. Ctr.       Leominster        MA             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
   5254            Penrose Plaza         Philadelphia       PA        G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
   5255           Govenors Square         Clarksville       TN        G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
   5256            Halem Irving            Norridge         IL             G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------

                                    Leases

--------------------------------------------------------------------------------------------------------------
    Store            Mall                    City          State                 Seller
--------------------------------------------------------------------------------------------------------------
    5257             Logan Valley            Altoona        PA       G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
    5258         Plaza in Lake Forest      New Orleans      LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5262             Westgate Mall         Spartanburg      SC       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5264            Marley Station         Glen Burnie      MD         G & G Shops of Maryland, Inc.
--------------------------------------------------------------------------------------------------------------
    5265              Salmon Run            Watertown       NY              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5266           Marketplace Mall        Rochester       NY              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5269       Lincolnwood Town Center     Lincolnwood      IL              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5270         Mall of New Hampshire     Manchester       NH              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5273            Oakland Pointe           Pontiac        MI              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5274             Mayfair S.C.         Philadelphia      PA       G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
    5275          Chicago Ridge Mall      Chicago Ridge     IL              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5277              Century III         West Mifflin      PA       G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
    5278           Mall of Louisiana       Baton Rouge      LA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5279             Eastgate Mall         Cincinnati       OH              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5282           Champlain Centre        Plattsburg       NY              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5284            Regency Square        Jacksonville      FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5285           Military Crossing         Norfolk        VA       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5286            Square One Mall          Saugus         MA              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5287            One Olney Plaza       Philadelphia      PA       G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
    5288              Waterworks           Pittsburgh       PA       G & G Shops of Pennsylvania, Inc.
--------------------------------------------------------------------------------------------------------------
    5290            Brass Mill Ctr.         Waterbury       CT       G & G Shops of New England, Inc.
--------------------------------------------------------------------------------------------------------------
    5291            Northgate Mall           Durham         NC       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5292          Grand Traverse Mall     Traverse City     MI              G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5294            Oviedo Crossing          Oviedo         FL       G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------

                                    Leases

--------------------------------------------------------------------------------------------------------------
    Store            Mall                    City          State                 Seller
--------------------------------------------------------------------------------------------------------------
    5295         East Town Mall                Madison       WI                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5296          Wheaton Plaza                Wheaton       MD             G & G Shops of Maryland, Inc.
--------------------------------------------------------------------------------------------------------------
    5297         Northgate Mall              Cincinnati      OH                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5300          Regency Mall                 Racine        WI                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5301         Treasure Coast             Jensen Beach     FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5303         Rivergate Mall            Goodlettsville    TN          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5304        Fashion Sq. Mall               Saginaw       MI                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5306            The Sands                 Oceanside      NY                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5309         Greendale Mall              Worcester       MA                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5310         Lakeland Square              Lakeland       FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5311         Meriden Square                Meridan       CT           G & G Shops of New England, Inc.
--------------------------------------------------------------------------------------------------------------
    5312        Frenchtown Square              Monroe        MI                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5314           Kitsap Mall               Silverdale      WA                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5315        Bellis Fair Mall             Billingham      WA                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5318       Towson Towne Center             Towson        MD             G & G Shops of Maryland, Inc.
--------------------------------------------------------------------------------------------------------------
    5319         Clearwater Mall             Clearwater      FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5320        University Square               Tampa        FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5322       Bridgewater Commons           Bridgewater     NJ            G & G Shops of Woodbridge, Inc.
--------------------------------------------------------------------------------------------------------------
    5324          Columbia Mall               Kennewick      WA                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5326       Omni International               Miami        FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5327          Tyrone Square             St. Petersburg   FL          G & G Shops of North Carolina, Inc.
--------------------------------------------------------------------------------------------------------------
    5329      Clackmas Towne Center          Portland        OR                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5332        St. Clair Square              Fairview       IL                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------
    5333         Riverside Mall                 Utica        NY                   G & G Shops, Inc.
--------------------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store          Mall                    City           State                    Seller
---------------------------------------------------------------------------------------------------
5337     So. County Center           St. Louis         MO                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5338     St. Louis Center            St. Louis         MO                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5340       Harford Mall               Bel Air          MD            G & G Shops of Maryland, Inc.
---------------------------------------------------------------------------------------------------
5341        South Mall               Allentown         PA          G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5343       College Hill               Normol           IL                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5344       Bradlees S.C.              Yonkers          NY                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5345       Cape Cod Mall              Hyannis          MA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5348       Everett Mall               Everett          WA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5349    Hudson Valley Mall           Kingston          NY                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5350        McCain Mall          North Little Rock     AR                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5351     University Mall            Little Rock        AR                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5352       Sunset Mall               Holbrook          NY                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5353       Stroud Mall              Stroudsburg        PA          G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5354    Chesterfield Mall            Richmond          VA         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5355      Eastland Mall              Columbus          OH                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5356      Westland Mall              Columbus          OH                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5357      Northland Mall             Columbus          OH                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5360     South Park Mall         Colonial Heights      VA         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5361        Tacoma Mall               Tacoma           WA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5362      Lakewood Mall               Tacoma           WA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5367      Coliseum Mall               Hampton          VA         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5369     Meadow Glen Mall             Medford          MA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5370   Port Charlotte Center      Port Charlotte       FL         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5371      Emerald Square        North Attleborough     MA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store             Mall                   City         State                     Seller
---------------------------------------------------------------------------------------------------
5372         Mall of Amricas            Miami          FL         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5373        Louis Joliet Mall           Joliet         IL                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5375          Randhurst Mall         Mt. Prospect      IL                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5376         Huntington Mall        Barboursville      WV         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5378         Irondequoit Mall         Rochester        NY                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5379      Stratford Square Mall      Bloomingdale      IL                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5380           Cascade Mall           Burlington       WA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5382            Tower City            Cleveland        OH                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5383         Montgomery Mall          Montgomery       AL         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5384        Silver Lakes Mall       Coeur D'Alene      ID                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5387          Lakeside Mall            Metairie        LA         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5388          Dartmouth Mall       North Dartmouth     MA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5389        Independence Mall          Kingston        MA                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5394          Southport S.C.           Shirley         NY                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5395        Chesterfield Mall         St. Louis        MO                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5399       Buckland Hills Mall        Manchester       CT          G & G Shops of New England, Inc.
---------------------------------------------------------------------------------------------------
5401         Northwest Plaza          Saint Ann        MO                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5402        Golden Ring Mall          Baltimore        MD            G & G Shops of Maryland, Inc.
---------------------------------------------------------------------------------------------------
5406       Center at Salisbury        Salisbury        MD            G & G Shops of Maryland, Inc.
---------------------------------------------------------------------------------------------------
5407        Steeplegate Mall           Concord         NH                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5408        Northfield Square        Bourbonnais       IL                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5409         Maple Hill Mall          Kalamazoo        MI                  G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5410         Morgantown Mall          Morgantown       WV         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5412           Augusta Mall            Augusta         GA         G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store              Mall                City         State                       Seller
---------------------------------------------------------------------------------------------------
5414          Savannah Mall          Savannah        GA           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5417          Birchwood Mall       Fort Gratiot      MI                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5418         Carousel Center         Syracuse        NY                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5419         Countryside Mall       Clearwater       FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5420         Mid Rivers Mall       Saint Peters      MO                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5422          Evergreen Mall        Evergreen        IL                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5424      Edgewood Town Center       Edgewood        PA            G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5425           The Avenues         Jacksonville      FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5426        Lloyd Center Space       Portland        OR                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5428     Galleria at Cyrstal Run    Middletown       NY                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5429      Washington Square Mall   Indianapolis      IN                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5431           Paddock Mall           Ocala          FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5432          Desoto Square         Bradenton        FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5433        The Brickyard Mall       Chicago         IL                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5434          Northtown Mall         Spokane         WA                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5435       Coolsprings Galleria      Franklin        TN           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5436        Westmoreland Mall       Greensburg       PA            G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5437      Melbourne Square Mall     Melbourne        FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5438     Virginia Center Commons    Glen Allen       VA           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5440          Crossroad S.C.          Omaha          NE                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5442           South Center          Seattle         WA                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5443         The Florida Mall        Orlando         FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5445       Willow Woods Shoppes      Wantaugh        NY                    G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5446      Orlando Fashion Center     Orlando         FL           G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store               Mall                    City        State                   Seller
---------------------------------------------------------------------------------------------------
5447          Westchester Mall             Miami         FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5448           Lakeshore Mall             Sebring        FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5450        Silver City Galleria          Taunton        MA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5451          Granite Run Mall             Media         PA        G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5452          Springhill Mall           West Dundee      IL                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5453          Montgomery Mall           North Wales      PA        G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5454        Mall at 163rd Street        North Miami      FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5455           Westgate Mall              Brockton       MA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5457          Sarasota Square             Sarasota       FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5458            Holyoke Mall              Holyoke        MA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5459            Oakwood Mall               Gretna        LA       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5460        Pembroke Lakes Mall        Pembroke Pines    FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5462     The Mall at Johnson City       Johnson City     TN       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5463      Mall at Barnes Crossing          Tupelo        MS       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5464           Beltway Plaza             Greenbelt       MD          G & G Shops of Maryland, Inc.
---------------------------------------------------------------------------------------------------
5465           Jefferson mall            Louisville      KY                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5466          Palm Beach Mall         West Palm Beach    FL       G & G Shops of North Carolina, Inc.
---------------------------------------------------------------------------------------------------
5468           Crossroad Mall             Boulder        CO                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5469         Buckingham Square             Aurora        CO                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5472            Greeley Mall              Greeley        CO                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5477        Mall at Steam Town            Scranton       PA        G & G Shops of Pennsylvania, Inc.
---------------------------------------------------------------------------------------------------
5600           Carousel mall           San Bernardino    CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5601        Victor Valley mall          Victorville      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5602           Panorama mall           Panorama City     CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store               Mall                    City       State                    Seller
---------------------------------------------------------------------------------------------------
5603           Fallbrook Mall           Canoga Park      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5604      Northridge Center Mall          Salinas        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5605         Mall at Northgate           San Farael      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5606      Montebello Town Center         Montebello      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5608       Lakewood Center Mall           Lakewood       CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5609            Valley Plaza            Bakersfield      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5610             Buena Park              Buena Park      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5611           Bayshore Mall               Eureka        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5612         Sierra Vista Mall             Copvos        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5614          East Hills Mall           Bakersfield      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5615        Vallco Fashion Park          Cupertino       CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5617          County East Mall            Antioch        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5620             Chico Mall                Chico         CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5622          Westminster Mall          Westminster      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5623         Plaza Camino Real            Carlsbad       CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5625    Southbay Pavilion @ Carson         Carson        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5627         Mall at Yuba City              Yuba         CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5628         Chula Vista Center         Chula Vista      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5629           Baldwin Hills            Los Angeles      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5631             Arden Fair              Sacramento      CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5633        Fresno fashion Fair            Fresno        CA                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5634        Paradise Valley Mall          Phoenix        AZ                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5635           Westridge Mall             Phoenix        AZ                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5636            Metro Center              Phoenix        AZ                G & G Shops, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store               Mall                    City          State                 Seller
---------------------------------------------------------------------------------------------------
5638       Superstition Springs             Mesa           AZ              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5639          Antelope Valley             Palmdale         CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5640           Stonewood Mall              Downey          CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5641         Coddingtown Mall            Santa Rosa        CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5642         Galleria at Tyler           Riverside         CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5644         Plaza West Covina          West Covina        CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5645       Mission Valley Center         San Diego         CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5646         Buenaventura Mall            Ventura          CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5647            Plaza Bonita           National City       CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5648          Manchester S.C.              Fresno          CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5650           Park Lane Mall               Reno           NV              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5651       Valencia Town Center           Valencia         CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5653           Vintage Faire              Modesto          CA              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5681        Pearlridge Phase II             Aiea           HI              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5700         Ingram Park mall           San Antonio        TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5702         Windsor Park Mall          San Antonio        TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5703         Sunland Park Mall            El Paso          TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5704          Cielo Vista Mall            El Paso          TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5705          Valle Vista Mall           Harlingen         TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5706          Amigo Land Mall           Brownsville        TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5707            Sunrise Mall            Brownsville        TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5708             Plaza Mall               Mcallen          TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5710           Bassett Center             El Paso          TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5711         Greenspoint Mall             Houston          TX              G & G Shops, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store               Mall                   City            State                Seller
---------------------------------------------------------------------------------------------------
5712           Parkdale Mall             Beaumont           TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5714         Barton Creek Mall            Austin            TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5715           Lakeline Mall              Austin            TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5716          Sharpstown Mall            Houston            TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5717          Valley View Mall            Dallas            TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5718          South Park Mall          San Antonio          TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5719         South Plains Mall           Lubbock            TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5724          North East Mall             Hurst             TX             G & G Shops, Inc.
---------------------------------------------------------------------------------------------------
5800         Plaza Las Americas          Hato Rey           PR           Dayson's Cupey Corp.
---------------------------------------------------------------------------------------------------
5801             Ponce Mall               Ponce             PR         Dayson's of Ponce, Inc.
---------------------------------------------------------------------------------------------------
5802           Mayaguez Mall             Mayaguez           PR            Franklin 198 Corp.
---------------------------------------------------------------------------------------------------
5803          Santa Rosa Mall            Bayamon            PR       Rave Apparel Corp of Bayamon
---------------------------------------------------------------------------------------------------
5804           Oriental Plaza            Humacao            PR       Rave Apparel Corp of Humacao
---------------------------------------------------------------------------------------------------
5805          Plaza Palma Real           Humacao            PR         61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5806          Plaza Del Carmen            Caguas            PR        Caribe Apparel Corporation
---------------------------------------------------------------------------------------------------
5807          El Senoral Mall          Rio Piedras          PR       Christina El Senorial Corp.
---------------------------------------------------------------------------------------------------
5808        Once De Diego Street          Cayey             PR         Marianne Estrella Corp.
---------------------------------------------------------------------------------------------------
5810          Plaza Del Oeste           San German          PR         61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5811           Plaza Carolina            Carolina           PR           Noya Carolina Corp.
---------------------------------------------------------------------------------------------------
5814        #6 Progresso Street         Aquadilla           PR        Progresso-Corchado, Corp.
---------------------------------------------------------------------------------------------------
5815        Ponce De Leon Street         Santruce           PR          Cumbres Apparel Corp.
---------------------------------------------------------------------------------------------------
5816       44 Noya and Hernandez         Humacao            PR           Noya Carolina Corp.
---------------------------------------------------------------------------------------------------
5817     25 North Calimano Street        Guayama            PR          N. Calimano MDA Corp.
---------------------------------------------------------------------------------------------------
5818        De Diego St. #83/84        Rio Piedras          PR         Marianne Estrella Corp.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store            Mall                     City             State                Seller
---------------------------------------------------------------------------------------------------
5819        Barcelo Street            Barranquitas          PR         61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5820         Baymon Oeste              Hato Tejas           PR         Dayson's of Ponce, Inc.
---------------------------------------------------------------------------------------------------
5822        De Diego Street           Rio Piedras           PR         El Canton Apparel Corp.
---------------------------------------------------------------------------------------------------
5823      Sunny Isles Center           St. Croix            VI             G & G Island Corp.
---------------------------------------------------------------------------------------------------
5825        Guatier Benitez             Caguas             PR         El Canton Apparel Corp.
---------------------------------------------------------------------------------------------------
5826          Dorado S.C                 Dorado             PR        Caribe Apparel Corporation
---------------------------------------------------------------------------------------------------
5828        Caparra Heights             Guaynabo            PR            Franklin 203 Corp.
---------------------------------------------------------------------------------------------------
5829        Plaza Rio Hondo             Bayamon             PR         Marianne Estrella Corp.
---------------------------------------------------------------------------------------------------
5831          Post Street               Mayaguez            PR         Marianne Estrella Corp.
---------------------------------------------------------------------------------------------------
5833           Vega Baja               Vega Baja            PR         157 De Diego Corporation
---------------------------------------------------------------------------------------------------
5834      De Diego Street #204          Arecibo             PR         157 De Diego Corporation
---------------------------------------------------------------------------------------------------
5835       Calle Ruis Belvis         San Sebastian          PR         Marianne Estrella Corp.
---------------------------------------------------------------------------------------------------
5836          Atocha Mall                Ponce              PR            Franklin 203 Corp.
---------------------------------------------------------------------------------------------------
5837         Bayamon S.C.                Baymon             PR           Noya Carolina Corp.
---------------------------------------------------------------------------------------------------
5838         Plaza Guayama              Guayama             PR         61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5839        Plaza Juana Diaz           Juana Diaz           PR           Noya Carolina Corp.
---------------------------------------------------------------------------------------------------
5840         El Canton Mall             Bayamon             PR            Franklin 221 Corp.
---------------------------------------------------------------------------------------------------
5841         Plaza Carolina             Carolina            PR         El Canton Apparel Corp.
---------------------------------------------------------------------------------------------------
5842          Plaza Centro               Caguas             PR            Franklin 221 Corp.
---------------------------------------------------------------------------------------------------
5843     Fajardo Consumer Mall          Fajardo             PR            Franklin 203 Corp.
---------------------------------------------------------------------------------------------------
5844      53 McKinley Street             Manati             PR            Franklin 223 Corp.
---------------------------------------------------------------------------------------------------
5846          Yauco Plaza                Yauco              PR       Rave Apparel Corp of Humacao
---------------------------------------------------------------------------------------------------
5847        Plaza Del Caribe             Ponce              PR         Dayson's of Ponce, Inc.
---------------------------------------------------------------------------------------------------

                                    Leases

---------------------------------------------------------------------------------------------------
Store             Mall                   City             State                 Seller
---------------------------------------------------------------------------------------------------
5848      Plaza Del Norte #116         Hatillo             PR          61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5850       Aguadilla Mall #9          Aquadilla            PR          61 Dr. Veve Corporation
---------------------------------------------------------------------------------------------------
5851           Tutu Park              St. Thomas           VI              G & G Island Corp.
---------------------------------------------------------------------------------------------------
5902          South Hills             Pittsburgh           PA        G & G Shops of New York, Inc.
---------------------------------------------------------------------------------------------------
5905         Dadeland Mall              Miami              FL        G & G Shops of New York, Inc.
---------------------------------------------------------------------------------------------------

                                  Additional
                                    Leases

--------------------------------------------------------------------------------
Store         Mall                City             State            Seller
-----         ----                ----             -----            ------
--------------------------------------------------------------------------------
5923      Edison Mall          Fort Myers           FL      G & G Shops of North
                                                            Carolina, Inc.
--------------------------------------------------------------------------------
5720      Vista Ridge          Lewisville           TX      G & G Shops, Inc.
          Mall
--------------------------------------------------------------------------------
5723      Mall del             Laredo               TX      G & G Shops, Inc.
          Norte
--------------------------------------------------------------------------------
5726      San Jacinto          Baytown              TX      G & G Shops, Inc.
          Mall
--------------------------------------------------------------------------------
5722      Midland Park         Midland              TX      G & G Shops, Inc.
          Mall
--------------------------------------------------------------------------------
5721      Padre                Corpus               TX      G & G Shops, Inc.
          Staples Mall         Christi
--------------------------------------------------------------------------------
8678      Springfield          Springfield          VA      G & G Shops, Inc.
          Mall
--------------------------------------------------------------------------------

                             Petrie Seller Leases

-------------------------------------------------------------------------------------------
Store           Mall                    City         State                Seller
-------------------------------------------------------------------------------------------
5834    De Diego Street #204           Arecibo        PR         157 De Diego Corporation
-------------------------------------------------------------------------------------------
5833          Vega Baja               Vega Baja       PR         157 De Diego Corporation
-------------------------------------------------------------------------------------------
5805      Plaza Palma Real             Humacao        PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5838        Plaza Guayama              Guayama        PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5810       Plaza Del Oeste           San German       PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5819       Barcelo Street           Barranquitas      PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5848    Plaza Del Norte #116           Hatillo        PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5850      Aguadilla Mall #9           Aquadilla       PR          61 Dr. Veve Corporation
-------------------------------------------------------------------------------------------
5806      Plaza Del Carmen             Caguas         PR        Caribe Apparel Corporation
-------------------------------------------------------------------------------------------
5826         Dorado S.C                Dorado         PR        Caribe Apparel Corporation
-------------------------------------------------------------------------------------------
5807       El Senoral Mall           Rio Piedras      PR        Christina El Senorial Corp.
-------------------------------------------------------------------------------------------
5815    Ponce De Leon Street          Santruce        PR           Cumbres Apparel Corp.
-------------------------------------------------------------------------------------------
5800     Plaza Las Americas           Hato Rey        PR           Dayson's Cupey Corp.
-------------------------------------------------------------------------------------------
5820        Baymon Oeste             Hato Tejas       PR          Dayson's of Ponce, Inc.
-------------------------------------------------------------------------------------------
5801         Ponce Mall                 Ponce         PR          Dayson's of Ponce, Inc.
-------------------------------------------------------------------------------------------
5847      Plaza Del Caribe              Ponce         PR          Dayson's of Ponce, Inc.
-------------------------------------------------------------------------------------------
5822       De Diego Street           Rio Piedras      PR          El Canton Apparel Corp.
-------------------------------------------------------------------------------------------
5841       Plaza Carolina             Carolina        PR          El Canton Apparel Corp.
-------------------------------------------------------------------------------------------
5825       Guatier Benitez             Caguas        PR          El Canton Apparel Corp.
-------------------------------------------------------------------------------------------
5802        Mayaguez Mall             Mayaguez        PR            Franklin 198 Corp.
-------------------------------------------------------------------------------------------
5836         Atocha Mall                Ponce         PR            Franklin 203 Corp.
-------------------------------------------------------------------------------------------
5828       Caparra Heights            Guaynabo        PR            Franklin 203 Corp.
-------------------------------------------------------------------------------------------
5843    Fajardo Consumer Mall          Fajardo        PR            Franklin 203 Corp.
-------------------------------------------------------------------------------------------
5842        Plaza Centro               Caguas         PR            Franklin 221 Corp.
-------------------------------------------------------------------------------------------
5840       El Canton Mall              Bayamon        PR            Franklin 221 Corp.
-------------------------------------------------------------------------------------------

                             Petrie Seller Leases

--------------------------------------------------------------------------------------------------
Store                Mall                    City         State                  Seller
--------------------------------------------------------------------------------------------------
5844          53 McKinley Street            Manati         PR              Franklin 223 Corp.
--------------------------------------------------------------------------------------------------
5831              Post Street              Mayaguez        PR            Marianne Estrella Corp.
--------------------------------------------------------------------------------------------------
5829            Plaza Rio Hondo             Bayamon        PR            Marianne Estrella Corp.
--------------------------------------------------------------------------------------------------
5818          De Diego St. #83/84         Rio Piedras      PR            Marianne Estrella Corp.
--------------------------------------------------------------------------------------------------
5835           Calle Ruis Belvis         San Sebastian     PR            Marianne Estrella Corp.
--------------------------------------------------------------------------------------------------
5808         Once De Diego Street            Cayey         PR            Marianne Estrella Corp.
--------------------------------------------------------------------------------------------------
5811            Plaza Carolina             Carolina        PR              Noya Carolina Corp.
--------------------------------------------------------------------------------------------------
5839           Plaza Juana Diaz           Juana Diaz       PR              Noya Carolina Corp.
--------------------------------------------------------------------------------------------------
5837             Bayamon S.C.               Baymon         PR              Noya Carolina Corp.
--------------------------------------------------------------------------------------------------
5816         44 Noya and Hernandez          Humacao        PR              Noya Carolina Corp.
--------------------------------------------------------------------------------------------------
5817       25 North Calimano Street         Guayama        PR             N. Calimano MDA Corp.
--------------------------------------------------------------------------------------------------
5814          #6 Progresso Street          Aquadilla       PR           Progresso-Corchado, Corp.
--------------------------------------------------------------------------------------------------
5803            Santa Rosa Mall             Bayamon        PR         Rave Apparel Corp of Bayamon
--------------------------------------------------------------------------------------------------
5846              Yauco Plaza                Yauco         PR         Rave Apparel Corp of Humacao
--------------------------------------------------------------------------------------------------
5804            Oriental Plaza              Humacao        PR         Rave Apparel Corp of Humacao
--------------------------------------------------------------------------------------------------
5084           Twin River Mall              Newbern        NC             Whitney Stores, Inc.
--------------------------------------------------------------------------------------------------

                                Other Contracts

--------------------------------------------------------------------------------
             Lessor                           Date                      Type
--------------------------------------------------------------------------------
     Accu-Sort Systems, Inc.                02/26/97                Distribution
--------------------------------------------------------------------------------
               ADT                          05/10/90                   Stores
--------------------------------------------------------------------------------
               ADT                          10/19/94                   Stores
--------------------------------------------------------------------------------
               ADT                          02/07/89                   Stores
--------------------------------------------------------------------------------
               ADT                          03/01/91                   Stores
--------------------------------------------------------------------------------
               ADT                          10/11/91                   Stores
--------------------------------------------------------------------------------
               ADT                          01/30/90                   Stores
--------------------------------------------------------------------------------
               ADT                          11/26/86                   Stores
--------------------------------------------------------------------------------
               ADT                          03/05/93                   Stores
--------------------------------------------------------------------------------
               ADT                          02/10/94                   Stores
--------------------------------------------------------------------------------
               ADT                          08/02/90                   Stores
--------------------------------------------------------------------------------
               ADT                          05/04/92                   Stores
--------------------------------------------------------------------------------
               ADT                          07/10/87                   Stores
--------------------------------------------------------------------------------
               ADT                          06/04/92                   Stores
--------------------------------------------------------------------------------
     AFA Protective Systems                 12/05/86                   Stores
--------------------------------------------------------------------------------
Applied Sound and Communications            10/28/94                     MIS
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                03/30/87                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                02/05/87                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                08/22/86                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                07/31/86                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                10/20/86                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                11/17/86                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                07/10/87                   Stores
--------------------------------------------------------------------------------
    Asset Conservation, Inc.                10/09/87                   Stores
--------------------------------------------------------------------------------

                                Other Contracts

--------------------------------------------------------------------------------
              Lessor                          Date                    Type
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               02/17/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               06/08/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               06/08/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               07/30/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               11/12/90                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               11/13/90                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               08/24/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               08/05/86                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               08/12/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               07/09/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               08/18/87                 Stores
--------------------------------------------------------------------------------
     Asset Conservation, Inc.               04/23/87                 Stores
--------------------------------------------------------------------------------
   Atlantic Scale Company, Inc.             11/27/97              Distribution
--------------------------------------------------------------------------------
              Cannon                        05/25/96            Office Equipment
--------------------------------------------------------------------------------
Central Station Protective Service          05/01/92                 Stores
--------------------------------------------------------------------------------
Central Station Protective Service          02/21/92                 Stores
--------------------------------------------------------------------------------
   Coverall of No. America, Inc.            11/21/97              Distribution
--------------------------------------------------------------------------------
      Eastern DataComm #1105                01/26/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #1106                01/26/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #597                 01/26/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #598                 01/26/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #601                 02/09/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #856                 02/09/98                   MIS
--------------------------------------------------------------------------------
      Eastern DataComm #858                 01/26/98                   MIS
--------------------------------------------------------------------------------

                                Other Contracts

--------------------------------------------------------------------------------
                    Lessor                         Date               Type
--------------------------------------------------------------------------------
              Energy Engineering                 10/17/97         Distribution
--------------------------------------------------------------------------------
             Fitzgerald and Long                                       MIS
--------------------------------------------------------------------------------
           GRC Mechanical Services               10/14/97         Distribution
--------------------------------------------------------------------------------
   Holmes Protection of Philadelphia, Inc.       02/05/92            Stores
--------------------------------------------------------------------------------
           Holmes Protection, Inc.               05/01/91            Stores
--------------------------------------------------------------------------------
                     IBM                         11/06/97              MIS
--------------------------------------------------------------------------------
      James River Technical Incorporated         07/14/94              MIS
--------------------------------------------------------------------------------
                 Liebert CS&S                    11/07/97              MIS
--------------------------------------------------------------------------------
               Mannesmann Tally                  02/17/98              MIS
--------------------------------------------------------------------------------
                  MCS Cannon                     11/29/94       Office Equipment
--------------------------------------------------------------------------------
                Millsoft, Inc.                   08/12/94              MIS
--------------------------------------------------------------------------------
          Monarch Marketing Systems              01/01/98         Distribution
--------------------------------------------------------------------------------
                  Net Manage                     12/08/97              MIS
--------------------------------------------------------------------------------
         OCE Acquisition Alternatives            07/02/97       Office Equipment
--------------------------------------------------------------------------------
              Output Technology                  10/08/97              MIS
--------------------------------------------------------------------------------
              Peak Technologies                  01/28/98              MIS
--------------------------------------------------------------------------------
       Pitney Bowes Credit Corporation           02/01/96       Office Equipment
--------------------------------------------------------------------------------
          Retail Store Systems, Inc.             11/11/97              MIS
--------------------------------------------------------------------------------
Siemens Business Communications Systems, Inc.    01/26/98              MIS
--------------------------------------------------------------------------------
             T&G Industries, Inc.                01/07/96              MIS
--------------------------------------------------------------------------------
                   Vanstar                                             MIS
--------------------------------------------------------------------------------
                    V-Mark                       02/01/95              MIS
--------------------------------------------------------------------------------
                    Xerox                        05/20/93       Office Equipment
--------------------------------------------------------------------------------

                                Other Contracts

--------------------------------------------------------------------------------
Contracting Party                  Date                             Type
--------------------------------------------------------------------------------
    Jay Galin                     3/4/97                     Employment Contract
--------------------------------------------------------------------------------
   Scott Galin                    4/23/97                    Employment Contract
--------------------------------------------------------------------------------